SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 19, 2006

                          MSGI SECURITY SOLUTIONS, INC.
                          -----------------------------

               (Exact name of Registrant as specified in charter)



  Nevada                         0-16730                  88-0085608
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(State or other                  (Commission              (I.R.S. Employer
jurisdiction of                  File No.)                Identification No.)
incorporation)


                               575 Madison Avenue
                            New York, New York 10022
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                  917-339-7134
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              (Registrant's telephone number, including area code)


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02.  UNREGISTERED SALE OF EQUITY SECURITIES.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 19, 2006 MSGI Security Solutions, Inc. ("MSGI" or the "Company") filed a certificate of designation with the Secretary of State of the State of Nevada to designate 200 shares of the Company's preferred stock, par value $0.01, as Series G Convertible Preferred Stock ("Series G Preferred Stock") with a stated value of $20,000 per share. The Company has previously entered into subscription agreements (the "Subscription Agreements") with certain vendors, officers and employees for the issuance of a total of 150 shares of Series G Preferred Stock, in exchange for the cancellation of debt owed by the Company for past due invoices and accrued salary, and expects to enter into subscription agreements for the remaining 50 shares of Series G Preferred Stock. The Series G Preferred Stock will automatically convert into common stock of the Company once the holders of a majority of the common stock of the Company approve such conversion, at a conversion rate of the higher of $1.00 per share or the market price as of the day



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the shareholders approve such conversion. The holders of the Series G
Preferred Stock are entitled to accrued dividends of 5% per annum, and such dividend rate shall be increased to 8% if the approval of the shareholders is not obtained by June 30, 2007.

The issuance of the Series G Preferred Stock constituted a private placement and therefore was exempt from registration in accordance with Regulation D of the Securities Act of 1933, as amended.

The Certificate of Designation of the Series G Preferred Stock and the form of Subscription Agreement are filed herewith as Exhibits 3.1 and 10.1, respectively, and each is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to Exhibits 3.1 and 10.1.

ITEM 9.01.  Financial Statements and Exhibits

(a)      N/A

(b)      N/A

(c)      N/A

(d)      Exhibits

         3.1. Series G Convertible Preferred Stock Certificate of Designation.

         10.1. Form of Debt Exchange/Subscription Agreement, entered into between the Company and each of the Purchasers set forth on the signature pages thereto.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          MSGI SECURITY SOLUTIONS, INC.


Date: December 26, 2006              By: /s/ Richard J. Mitchell III
                                         ---------------------------
                                     Name: Richard J. Mitchell III,
                                           Chief Accounting Officer